U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary  Proxy Statement   [ ] Confidential For Use of the Commission
[X] Definitive  Proxy  Statement       Only (as permitted by Rule 14a-6(e) (2))
[ ] Definitive Additional Materials
[ ] Soliciting Materials Pursuant to Rule 14a-11(c) or Rule 14a-12

                                VACU-DRY COMPANY
                (Name of Registrant as Specified in Its Charter)

   (Name of Person(s) Filing Consent Statement, if Other Than the Registrant)

               Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

         [ ] Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and
             0-11.
         (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
         (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
         (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
         (5) Total Fee Paid:
         -----------------------------------------------------------------------
[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1) Amount Previously Paid:
         -----------------------------------------------------------------------
         (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
         (3) Filing Party:
         -----------------------------------------------------------------------
         (4) Date Filed:
         -----------------------------------------------------------------------

                                VACU-DRY COMPANY
                         100 Stony Point Road, Suite 200
                          Santa Rosa, California 95401

                           --------------------------

                           NOTICE OF ANNUAL MEETING OF
                        SHAREHOLDERS AND PROXY STATEMENT

                                November 22, 1999

                           ---------------------------

To the Shareholders of Vacu-dry Company:

     Notice is hereby given that the Annual Meeting of the Shareholders of Vacu-dry Company (the "Company") will be held on Monday, November 22, 1999 at 9:00 a.m., at the Sheraton Hotel located at 625 El Camino Real, Palo Alto, California for the following purposes:

     1. To amend Article ONE of the Articles of Incorporation to change the name of the Company.
     2. To amend Article TWO of the Articles of Incorporation pertaining to the corporate purposes and powers of the Company.
     3. To amend the By-Laws to provide for a change in the authorized number of directors.
     4. To elect four directors to serve until the 2000 Annual Meeting of Shareholders or until their respective successors are elected and qualified.
     5. To amend the Company's 1996 Stock Option Plan to increase the shares available for issuance under the Plan by an aggregate of 185,000 shares to 275,000 shares.
     6. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     The Board of Directors has fixed the close of business on October 27, 1999, as the record date for determining which Shareholders will be entitled to receive notice of, and to vote at, the meeting or any adjournment thereof.

                                             By Order of the Board of Directors,



                                             William Burgess
                                             Secretary
Santa Rosa, California
November 1, 1999

-------------------------------------------------------------------------------
         ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. HOWEVER, TO ENSURE YOUR REPRESENTATION AT THE MEETING, YOU
       ARE URGED TO VOTE, SIGN, AND RETURN THE ENCLOSED PROXY AS PROMPTLY
                   AS POSSIBLE IN THE POSTAGE-PREPAID ENVELOPE
                           ENCLOSED FOR THAT PURPOSE.
-------------------------------------------------------------------------------

                                VACU-DRY COMPANY
                         100 Stony Point Road, Suite 200
                          Santa Rosa, California 95401

                           --------------------------

                                 PROXY STATEMENT

                              For Annual Meeting of
                              Shareholders November
                             22, 1999, at 9:00 a.m.

GENERAL

         This Proxy Statement is furnished by the Board of Directors of Vacu-dry Company (the "Company") to solicit Shareholder Proxies to be voted at the Annual Meeting of Shareholders to be held on Monday, November 22, 1999, at 9:00 a.m., at the Sheraton Hotel located at 625 El Camino Real, Palo Alto, California, and at any adjournment thereof. Any Shareholder giving a Proxy may revoke it any time before it is voted by filing with the Secretary of the Company either a written revocation or another duly executed Proxy bearing a later date. Proxies may also be revoked by any Shareholder present at the meeting who expresses a desire to vote his or her shares in person. This mailing of Proxy Statements and Proxy cards commenced approximately November 2, 1999.

VOTING

         The Board of Directors has fixed the close of business on October 27, 1999 as the Record Date for the determination of Shareholders entitled to receive notice of, and to vote at, the Annual Meeting or any adjournment thereof. As of October 11, 1999, 1,520,087 shares of common stock were outstanding, and no shares of any other class of stock were outstanding.

         In all actions taken by Company Shareholders, other than the election of Directors, each Shareholder is entitled to one vote for each share held on the record date. In the election of Directors, however, Shareholders have cumulative voting rights, which means that each Shareholder is entitled to a number of votes equal to the number of his or her shares multiplied by the number of Directors to be elected (four). A Shareholder may cast all of his or her votes for a single candidate, or may distribute votes among as many candidates as he or she may see fit. No Shareholder may cumulate votes for a candidate, however, unless the name(s) of the candidate(s) have been placed in nomination prior to the voting and the Shareholder has given notice at the Meeting, prior to the voting, of the intention to cumulate votes. If one Shareholder has already given such a notice, all Shareholders may cumulate their votes for candidates in nomination without further notice.

REVOCABILITY OF PROXIES

         Any person giving a proxy in the form accompanying this statement has the power to revoke such proxy at any time before its exercise. The proxy may be revoked by filing with the Secretary of the Company at the Company's principal executive office an instrument of revocation or a duly executed proxy bearing a later date, or by filing written notice of revocation with the secretary of the meeting prior to the voting of the proxy or by voting the shares subject to the proxy by written ballot.

SOLICITATION

         The Company will bear the entire cost of solicitation, including preparation, assembly, printing, and mailing of this Proxy Statement, the Proxy card, and any additional material furnished to Shareholders. Copies of solicitation material will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names which are beneficially owned by others to forward to such beneficial owners. In addition, the Company may reimburse such persons for their costs of forwarding the solicitation material to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram, or personal solicitation by directors, officers, or employees of the Company. No additional compensation will be paid for any such services. Except as described above, the Company does not intend to solicit proxies other than by mail. The Company has also retained the firm of D. F. King to assist in the solicitation of proxies at a cost of approximately $5,000 plus reasonable out-of-pocket expenses.

SHAREHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

         Proposals of Shareholders that are intended to be presented at the Company's 2000 Annual Meeting of Shareholders must be received by the Company no later than June 1, 2000 in order to be included in the proxy statement and proxy relating to that meeting.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

         A beneficial owner of a security includes any person who directly or indirectly has or shares voting power and/or investment power with respect to such security. Voting power is the power to vote or direct the voting of securities, and investment power is the power to dispose of or direct the disposition of securities. The following tables, based in part upon information supplied by officers, directors and principal Shareholders, set forth certain information regarding the ownership of the Company's voting securities as of September 30, 1999 by (i) all those known by the Company to be beneficial owners of more than five percent of any class of the Company's voting securities; (ii) each director; (iii) each Named Executive Officer; and (iv) all executive officers and directors of the Company as a group. Unless otherwise indicated, each of the Shareholders has sole voting and investment power with respect to the shares beneficially owned, subject to community property laws where applicable.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS(A)

Name and Address               Amount of Direct Common           Percent
of Beneficial Owner           Stock Beneficial Ownership       of Class(b)
-----------------------       --------------------------      ------------
Craig R. Stapleton(c)                 325,516                     21.4%
135 East Putnam Avenue
Greenwich, CT  06830

       ------------------------------------------------------
(a) Security ownership information for beneficial owners is taken from statements filed with the Securities and Exchange Commission pursuant to Sections 13(d), (f) and (g) and information made known to the Company.
(b) As of October 11, 1999, 1,520,087 shares of Common Stock were issued and outstanding.
(c) Includes 190,466 shares owned by Mr. Stapleton or trusts for the benefit of Mr. Stapleton, 45,150 shares as trustee of a trust of which Mr. Stapleton is a residual beneficiary, 29,400 shares as trustee of a trust for the benefit of his children and certain other relatives and to which Mr. Stapleton disclaims any beneficial interest, and 60,500 shares owned by Mr. Stapleton's wife and children to which Mr. Stapleton disclaims any beneficial interest.

         SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

         The table below presents the security ownership of the Company's Directors, Named Executive Officers and all directors and executive officers as a group as of September 30, 1999.

                                Amount of Common Shares
Name of Beneficial Owner          Beneficially Owned(a)     Percent of Class(b)
-----------------------         -----------------------     ------------------
Gary L. Hess                           122,428(c)                8.1%
Edward Koplovsky                        37,866                   2.5%
Roger S. Mertz                          49,266(d)                3.2%
Fredric Selinger                         2,000                      *
Craig R. Stapleton                     325,516(e)               21.4%
Donal Sugrue                            28,790(f)                1.9%

All directors and executive            565,866                  37.2%
officers as a
group (7 persons)

       -------------------------------------------------------
*      Does not exceed 1% of the referenced class of securities.

(a) Shares listed in this column include all shares held by the named individuals and all directors and executive officers as a group in their own names and in street name and also includes all shares allocated to the accounts of the named individuals and all directors and executive officers as a group under the Company's Employee Stock Purchase Plan.
(b) Calculation based on 1,520,087 shares of Common Stock outstanding as of October 11, 1999.
(c) Includes 30,004 shares owned directly and 89,474 vested stock options. Also includes 2,950 shares owned by Mr. Hess' wife in trust to which Mr. Hess disclaims any beneficial interest.
(d) Includes 6,000 shares held by Mr. Mertz as trustee and to which Mr. Mertz disclaims any beneficial interest.
(e) Includes 190,466 shares owned by Mr. Stapleton or trusts for the benefit of Mr. Stapleton, 45,150 shares as trustee of a trust of which Mr. Stapleton is a residual beneficiary, 29,400 shares as trustee of a trust for the benefit of his children and certain other relatives and to which Mr. Stapleton disclaims any beneficial interest, and 60,500 shares owned by Mr. Stapleton's wife and children to which Mr. Stapleton disclaims any beneficial interest.
(f) Includes 28,790 shares held by the Sugrue 1992 Family Trust, of which Mr. Sugrue is a trustee.

                                   PROPOSAL 1
              AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION
            TO CHANGE THE COMPANY'S NAME TO SONOMAWEST HOLDINGS, INC.

         The Directors of the Company are recommending that the Company's Articles of Incorporation be amended to change the Company's name from Vacu-dry Company to SonomaWest Holdings, Inc. As part of the July 30, 1999 $12,000,000 sale of assets related to its product lines of processed apple products, the Company sold to Tree Top, Inc. the trade name, trademark rights, and goodwill of "Vacu-dry." The Board of Directors recommends the new name because they believe better describes the Company's business.

       The change of the Company's name will not affect, in any way, the validity or transferability of currently outstanding stock certificates, nor will the Company's shareholders be required to surrender or exchange any stock certificates that they currently hold. In addition, the Company has requested that Nasdaq allow the Company to use the stock symbol "SWHI". The approval of Proposal 1 requires the affirmative vote of a majority of the outstanding shares entitled to vote.

         The shareholders are asked to approve to the following resolution:

         "RESOLVED, that Article ONE of the Articles of Incorporation be amended to read as follows:

         ONE: Name. The name of the corporation is SonomaWest Holdings, Inc."

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" AMENDING THE ARTICLES TO CHANGE THE COMPANY'S NAME.


                                   PROPOSAL 2
              AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION
                          TO BROADEN CORPORATE PURPOSE

         On October 11, 1999, the Board of Directors unanimously adopted a resolution declaring it advisable to amend Article TWO of the Company's Articles of Incorporation and to submit the amendment to the Shareholders for approval at the Annual Meeting.

         The current purpose and powers clause of the Articles, which has not been amended since the original Articles were filed in 1946, contains sixteen subparagraphs. Since 1946, custom, usage and the laws of the State of California have changed. Under current California law, this specific enumeration of business functions is no longer necessary, and a brief statement of business purposes suffices. The Amendment would not restrict the Company's current operations, would be consistent with those operations, and would generally permit any kind of corporate activity so long as it is lawful. The approval of Proposal 2 requires the affirmative vote of a majority of the outstanding shares entitled to vote.

         The Shareholders are asked to approve the following resolution:

         "RESOLVED, that Article TWO of the Articles of Incorporation be amended to read as follows:

         TWO: The purpose of this corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of California other than the banking business, the trust company business or the practice of a profession permitted to be incorporated by the California Corporations Code."

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" AMENDING THE ARTICLES TO BROADEN THE CORPORATE PURPOSE.

                                   PROPOSAL 3
              AMENDMENT TO THE BY-LAWS CHANGING NUMBER OF DIRECTORS

PROPOSAL

         The shareholders are being requested to consider and act upon a proposal to amend Article II, Section 2.2 of the Company's By-Laws, which currently provides for a variable authorized number of Directors between five
(5) and nine (9). The Company deems it advisable to make the Board of Directors more immediately responsive to the stockholder's interest and has determined that it can operate most efficiently with a minimum of four (4) Directors. The Company will present at the Annual Meeting a proposal for the adoption by Shareholders of an amendment to its By-Laws to provide for a minimum of four (4) and a maximum of seven (7) authorized Directors. The exact number of Directors, within the stated minimum and maximum, shall be fixed at four (4) until amended by the Board of Directors.

         Shareholder approval of this item will allow the Company to pursue the efficient management of its operations. The approval of Proposal 3 requires the affirmative vote of a majority of the outstanding shares entitled to vote. If the proposal fails to obtain the required number of votes, there will be one vacancy on the Board of Directors, and the Board's Proxy holders intend to nominate and vote for such other person as they believe will best serve the interests of the Company. The text of Article II, Section 2.2 as proposed to be amended is as follows:

     SECTION 2.2 NUMBER OF DIRECTORS. The authorized number of Directors of the corporation shall be not less than four (4) nor more than seven (7) until changed by an amendment of the Articles of this section duly adopted by the Shareholders. The exact number of Directors shall be fixed, within the limits specified, by the Board or the Shareholders in the same manner provided for in these By-Laws. The exact number of Directors shall be fixed at four (4) until changed by the Board as provided for in these By-Laws. No reduction of the authorized number of Directors shall have the effect of removing any Director before that Director's term of office expires.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" AMENDING THE BY-LAWS CHANGING THE NUMBER OF DIRECTORS.


                                   PROPOSAL 4
                              ELECTION OF DIRECTORS

         At the Annual Meeting, four Directors are to be elected by the Shareholders to serve until the next Annual Meeting or until the election and qualification of their successors. The Board's proxy holders (named on the enclosed Proxy card) intend to vote all shares for which Proxies are granted to elect the following four nominees selected by the Company's Board of Directors, and intend to vote such shares cumulatively if necessary to elect some or all of such nominees.

         If any of the Board's nominees refuses or is unable to serve as a Director (which is not now anticipated), the Board's Proxy holders intend to nominate and vote for such other person(s) as they believe will best serve the interests of the Company. Any Shareholder may nominate a candidate for Director from the floor at the Meeting. Such nominee must consent to serve, if elected, prior to voting on his or her name. The Board of Directors has no reason to believe that any substitute nominee or nominees will be required.

         The four nominees for Director who receive the most affirmative votes will be elected Directors. Votes against a candidate and votes withheld shall have no effect on the election result, though applicable securities laws and regulations may require that the number of such votes subsequently be disclosed to the Company's Shareholders under certain circumstances.

MANAGEMENT RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES FOR DIRECTOR NAMED BELOW

NOMINEES

         The table below indicates the respective nominee's position with the Company, age, and year in which he first became a Director.

Name, Position and Background                             Age     Director Since
-----------------------------                             ---     --------------
GARY  L.  HESS,  President,  Chief  Executive  and        47          1996
Financial Officer and Director. Mr. Hess was elected President and Chief Executive Officer of the Company on May 1, 1996 and Chief Financial
Officer on June 14, 1999. Prior thereto he was a Senior Vice President of Dole Food Company, Inc.
(fresh and processed fruit) (1993-1996); President of Cadence Enterprises, Inc. (water conservation products) and The Marketing Partnership 1992-1993;
and  Director of  Marketing,  E. & J. Gallo Winery
(wine and distilled spirits) (1987-1992).

ROGER  S.  MERTZ,   Director.   Mr.  Mertz  is  an        55          1993
attorney-at-law. He is a partner of the California law firm of Allen, Matkins, Leck, Gamble & Mallory
LLP. Prior to October 1999, Mr. Mertz was a member of the San Francisco, California law firm of Severson & Werson.

FREDRIC SELINGER, Director. Mr. Selinger is Senior        60          1999
Managing  Director of Corporate  Finance of Sutter
Securities,   Incorporated   (private   investment
banking and consulting).  Prior to March 1995, Mr.
Selinger was Managing  Director of Jackson  Square
Capital Corp. (private investment banking and consulting).

CRAIG R.  STAPLETON,  Director.  Mr.  Stapleton is        54          1995
President   of   Marsh  &  McLennan   Real  Estate
Advisors,  Inc.  (real  estate  management).   Mr.
Stapleton is a director of  Allegheny  Properties,
Inc. (real estate investments); a director of T.B.
Woods, Incorporated (industrial power transmission
products);   and   a   director   of   Cornerstone
Properties (real estate investments).

                                   PROPOSAL 5
                     AMENDMENT TO THE 1996 STOCK OPTION PLAN

         At the Annual Meeting, the Company's shareholders are being asked to approve an amendment to the 1996 Stock Option Plan (the "Option Plan") to increase the number of shares of common stock reserved for issuance under the Option Plan by 185,000 shares, to an aggregate of 275,000 shares. The Board adopted the amendment, subject to shareholder approval at the Annual Meeting. Set forth below is a summary of the principal features of the Option Plan. The summary, however, does not purport to be a complete description of all the provisions of the Option Plan. Any shareholder of the Company who wishes to obtain a copy of the actual plan document may do so upon written request to the Secretary at the Company's principal offices at 100 Stony Point Road, Suite 200, Santa Rosa, California 95401.

         The Company's 1996 Stock Option Plan, which was approved by the Shareholders at the 1996 Annual Meeting, is intended to advance the interests of the Company by inducing persons of outstanding ability and potential to join and remain with the Company by enabling them to acquire proprietary interest in the Company. The Option Plan was adopted for the principal purpose of assisting the Company in recruiting a new President and Chief Executive Officer of the Company. Mr. Gary L. Hess, who was appointed the Company's President and Chief Executive Officer on May 1, 1996, was granted 89,474 of the 90,000 shares originally authorized under the Plan. In fiscal 1999, the Option Plan was amended to increase the options authorized to 275,000. 122,500 options were granted under the Plan in Fiscal 1999. As of September 30, 1999, options to purchase 211,174 of the 275,000 authorized shares have been issued under the Option Plan.

GENERAL

         The Plan provides for the granting of two types of options: "incentive stock options" and "nonqualified stock options." The incentive stock options only are intended to qualify as "incentive stock options" as defined in Section 422 of the Internal Revenue Code of 1986, as amended. The Plan is not qualified under Section 401(a) of the Internal Revenue Code nor is it subject to the provisions of ERISA.

ELIGIBILITY

         Options may be granted under the Plan to all key employees, including officers and directors, and to non-employee consultants of the Company; provided however that incentive stock options may only be granted to employees, and not to any non-employee consultants.

ADMINISTRATION

         Administration  of  the  Plan  is  by a  Stock  Option  Plan  Committee
comprised of at least three members of the Board, each of whom must be disinterested as defined in the regulations under the Securities Exchange Act of 1934. Under the Plan, the Committee has the power, subject to the provisions of the Plan, to do the following: grant options; determine the option price and term of each option, the persons to whom and the time or times at which options shall be granted, and the number of shares to be subject to each option; interpret the Plan; prescribe rules and regulations relating to the Plan; and make all other determinations deemed necessary or advisable for the administration of the Plan. Members of the Committee will receive no compensation for their services in connection with the administration of the Plan.

OPTION TERMS

         The maximum term of each option is ten years except that, in the case of a participant who owns stock possessing more than ten percent of the voting rights of the Company's outstanding capital stock (a "10% Holder"), the maximum term of an incentive stock option is five years. Options granted under the Plan are not transferable other than by will or the laws of descent and distribution, and during an optionee's life are exercisable only by the optionee. Options granted under the Plan generally terminate three months after the optionee ceases to be employed by the Company, a parent or subsidiary, except if termination is due to the employee's permanent and total disability, in which event the option may be exercised within a year of termination. In the event of the employee's death, the employee's estate has 12 months to exercise the option.

EXERCISE PRICE

         The exercise price of all nonstatutory stock options granted under the Plan must be at least equal to 85% of the fair market value of the underlying stock on the grant date, or 110% of fair market value in the case of a 10% Holder. The exercise price of all incentive stock options granted under the Plan must be at least equal to the fair market value of the underlying stock on grant date, or 110% of fair market value in the case of a 10% Holder. With respect to incentive stock options, the aggregate fair market value (determined at the time of grant) of stock which becomes exercisable for the first time in any year cannot exceed $100,000. The Plan permits the exercise of options for cash or stock, other consideration acceptable to the Committee, or pursuant to a deferred payment arrangement.

CHANGES IN STOCK AND EFFECT OF CERTAIN CORPORATE EVENTS

         If there is any  change  in the  Common  Stock  subject  to the Plan or subject to any option granted under the Plan, whether through merger, consolidation, reorganization, recapitalization, dividend or otherwise, the Plan provides that an appropriate adjustment be made by the Committee to the aggregate number of shares subject to the Plan and the number of shares and the price per share of stock subject to the outstanding options.

         In the event of dissolution, liquidation or specified types of merger of the Company, the options granted under the Plan terminate unless the surviving entity assumes the outstanding options or substitutes similar options.

AMENDMENT AND TERMINATION

         The Board of Directors may amend or terminate the Plan at any time, except that any amendment which would (i) materially increase the benefits accruing to participants, or (ii) materially modify the eligibility requirements will only be effective if approved by the Company's shareholders within 12 months before or after adoption. Unless terminated earlier, the Plan will terminate on March 15, 2006.

FEDERAL INCOME TAX CONSEQUENCES

         Incentive stock options granted under the Plan are intended to be eligible for the favorable income tax treatment accorded incentive stock options under Section 422 of the Internal Revenue Code. Nonqualified stock options granted under the Plan are subject to federal income tax treatment pursuant to rules governing options that are not incentive stock options.

         INCENTIVE STOCK OPTIONS. There are generally no federal income tax consequences to the optionee by reason of the grant or exercise of an incentive stock option. The exercise of an incentive stock option may increase the optionee's alternative minimum tax liability, if any, however.

         If an optionee holds stock acquired through exercise of an incentive stock option for more than two years from the date on which the option is granted and more than one year from the date on which the shares are transferred to the optionee upon exercise of the option, any gain or loss on a disposition of such stock will be capital gain or loss. Any capital gain or loss realized by an optionee on a qualifying or disqualifying (see below) disposition of stock acquired through exercise of an incentive stock option will be long-term or short-term depending on whether the stock was held for more than one year. Generally, if the optionee disposes of the stock before the expiration of either of the holding periods described above (a "disqualifying disposition"), at the time of disposition the optionee will realize taxable ordinary income equal to the lesser of (i) the excess of the stock's fair market value on the date of exercise over the optionee's adjusted basis in the stock, or (ii) the optionee's actual gain, if any, on the purchase and sale. Any additional gain or any loss upon the disqualifying disposition will be capital gain or loss. Slightly different rules may apply to optionees who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

         There are no federal income tax consequences to the Company by reason of the grant or exercise of an incentive stock option. To the extent the optionee recognizes ordinary income by reason of a disqualifying disposition, the Company will be entitled (subject to the requirement of reasonableness and, perhaps, in the future, the satisfaction of its withholding obligation) to a corresponding business expense deduction in the tax year in which the disposition occurs.

         NONQUALIFIED STOCK OPTIONS. There are normally no tax consequences to the optionee or the Company by reason of the grant of a nonqualified stock option. Upon exercise of a nonqualified stock option, the optionee normally recognizes ordinary income in an amount by which the fair market value of the stock on the date of exercise exceeds the exercise price. Generally with respect to employees, the Company is required to withhold from wages an amount based on the ordinary income realized by the exercise. Subject to the reasonableness requirement and the satisfaction of its withholding obligation, the Company will be entitled to a business expense deduction in the amount of the taxable ordinary income recognized by the optionee.

         Upon disposition of the stock, the optionee will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such shares plus any amount recognized as ordinary income upon exercise of the option. Such gain or loss will be long or short-term depending on whether the stock was held for more than one year. Slightly different rules apply to optionees who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

         There are no tax consequences to the Company by reason of the disposition of stock acquired upon exercise of a nonqualified option.

USE OF PROCEEDS

         All proceeds from the sale of shares pursuant to options granted under the Plan constitute general funds of the Company.

INDEMNIFICATION OF COMMITTEE

         Under the terms of the Plan, members of the Committee are entitled to be indemnified by the Company against costs and expenses reasonably incurred in connection with any action or proceeding brought by reason of their action or failure to act under or in connection with the Plan or any rights granted thereunder.

PLAN BENEFITS

         The Company cannot currently determine the number of shares subject to options that may be granted in the future to executive officers, directors and employees under the Option Plan. The following table sets forth information with respect to the stock options granted from July 1, 1998 to June 30, 1999 to the Named Executive Officers, all current executive officers as a group and all employees and consultants as a group under the Option Plan. No additional options were granted to the Named Executive Officers after June 30, 1999 and prior to the date of this Proxy Statement.

                               PLAN BENEFITS TABLE

Name                                         Options Granted   Dollar Value ($)
----                                         ---------------   ----------------
Gary L. Hess                                       -0-                -0-
All current executive officers as a group        20,000            160,000
(2 persons)

All current directors (other than executive         -0-                -0-
officers) as a group (4 persons)

All employees and consultants (including all     122,500           980,000
current officers who are not executive
officers) as a group (52 persons)


THE BOARD RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE AMENDMENT TO THE OPTION PLAN AS DESCRIBED ABOVE.


SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than ten-percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that, during fiscal year 1999 all filing requirements applicable to its executive officers, directors, and greater than ten-percent beneficial owners were complied with except that Mr. Stapleton filed late one Form 4, reporting one transaction untimely, and Mr. Hess filed late two Forms 4, reporting two transactions untimely.

BOARD COMMITTEES AND MEETINGS

         The Board of Directors met five times during the fiscal year ending June 30, 1999. The Company's Board of Directors has authorized two standing committees.

         COMPENSATION AND RETIREMENT PLAN COMMITTEE. The functions of the Compensation and Retirement Plan Committee are to develop and recommend to the full Board compensation arrangements, including bonuses, stock options, and stock appreciation rights, for Executive Officers and other key employees; to advise the chief executive officer on policy matters concerning officers' compensation, to direct the management of the Company's Retirement, Savings and Profit Sharing Plan and to administer the 1996 Stock Option Plan. The members of the committee are Messrs. Stapleton (Chairman), Koplovsky and Selinger, The Compensation and Retirement Plan Committee held one meeting during the fiscal year.

         AUDIT COMMITTEE. The function of the audit committee is to recommend to the full Board the accounting firm to be retained as the Company's independent auditors and the price to be paid to the firm, and to consult with the auditors regarding the plan of audit, the results of the audit and the audit report, and the adequacy of internal accounting controls. The members of the committee are Messrs. Mertz (Chairman), Selinger and Stapleton. The Audit Committee held one meeting during the fiscal year.

         The full Board acts as the nominating committee for the Directors of the Company.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION OF NAMED EXECUTIVES

         The Summary Compensation Table shows certain compensation information for the Chief Executive Officer and the Company's most highly paid executive officers (collectively referred to as the "Named Executive Officers"). Compensation data for other executive officers is not presented in the charts because aggregate compensation for any such executive officer did not exceed $100,000 for services rendered in all capacities during fiscal year 1999. Compensation data is shown for the fiscal years ended June 30, 1999, 1998 and 1997. This information includes the dollar value of base salaries, bonus awards, the number of SARs granted, and certain other compensation, if any, whether paid or deferred.

                          SUMMARY COMPENSATION TABLE(a)
====================================================================================================================
                                                                                Long Term
                                                                               Compensation              All Other
                                                 Annual Compensation              Awards               Compensation

Name and Principal Position           Year       Salary($)       Bonus($)      Options/SARs (#)                 ($)
---------------------------           ----       ---------       --------   -------------------         -----------
Gary L. Hess(b)                       1999        178,670         -0-                -0-                 19,268(c)
  President, Chief Executive          1998        160,000        80,000              -0-                 18,178(d)
  Officer and Chief
  Financial Officer                   1997        150,000        47,500              -0-                 10,789(e)

--------------------------------------------------------------------------------------------------------------------

(a) Amounts shown include cash and non-cash compensation earned with respect to the year shown above.
(b) Mr. Hess was appointed President and Chief Executive Officer on May 1, 1996, and Chief Financial Officer on June 14, 1999.
(c) All other Compensation includes $11,640 contributed by the Company with respect to Mr. Hess to the Company's 401(k) plan, a Life Insurance payment of $428, which is calculated as compensation by multiplying the portion of benefit payable to Mr. Hess' estate by the premium paid in the fiscal year, and a $7,200 car allowance.
(d) The Company contributed $10,764 with respect to the 401(k) plan, $214 for a life insurance benefit, and a $7,200 car allowance.
(e) Includes $3,375 contributed by the Company with respect to the Company's 401(k) plan, a Life Insurance payment of $214, and a $7,200 car allowance.

INCENTIVE AND REMUNERATION PLANS

         STOCK APPRECIATION RIGHTS PLAN. In 1985, the Shareholders of the Company approved the adoption of a Stock Appreciation Rights Plan (the "SAR Plan"). The SAR Plan was adopted to reward participants for past services and to encourage them to remain in the Company's service by offering participants an opportunity to participate in any appreciation in the market value of the Company's Common Stock.

         EMPLOYEE BONUS PLAN. The Company maintains a Bonus Plan as an incentive to key employees of the Company. The bonus an employee receives is dependent on individual performance and level of responsibility as well as the achievement by the Company of a threshold level of return on shareholders' equity. In fiscal 1999, $135,285 in bonuses were earned under the plan.

STOCK PARTICIPATION AND OPTION PLANS

         1994 EMPLOYEE STOCK PURCHASE PLAN. In 1994, the Shareholders approved the adoption of the 1994 Employee Stock Purchase plan (the "Plan"). All employees, including executive officers, may purchase shares of the Company's Common Stock at a discount of 15% from the market price of the shares. The maximum aggregate number of shares to be offered under the Plan is 100,000 shares of the Company's Common Stock. As of June 30, 1999, 58,942 shares of the Company's Common Stock have been issued under the Plan.

         1996 STOCK OPTION PLAN. See the discussion of the Option Plan contained in Proposal 5.

COMPENSATION OF DIRECTORS

         Outside Directors receive $300 per month for serving as Directors, $600 for each Board meeting attended, $400 for each telephone call Board meeting ($200 if less than 30 minutes), and $400 for each committee meeting attended. Directors' fees paid by the Company during fiscal year 1999 totaled $35,700. Executive Officers of the Company who also serve on the Board of Directors are not specifically compensated for duties as directors.

         The San Francisco law firm of Severson & Werson, of which Mr. Mertz was a member, served as the Company's legal counsel during fiscal 1999.

         Sutter Securities Incorporated, of which Mr. Selinger is Senior Managing Director of Corporate Finance, served as a financial advisor and rendered a fairness opinion to the Company in connection with its July 1999 sale of asssets to Tree Top, Inc. for which it received a fee of $50,000.

EMPLOYMENT CONTRACTS

       The Company entered into an Employment Agreement with Mr. Hess dated March 14, 1996, pursuant to which Mr. Hess is employed by the Company as its President, Chief Executive and Financial Officer. Under the agreement, Mr. Hess is entitled to an annual base salary of $150,000, subject to annual review, an incentive bonus during the first year of $75,000, one-half of which is at the discretion of the Compensation Committee of the Board of Directors and one-half of which is based on the Company achieving pre-tax return equal to at least a 12% return on adjusted shareholders' equity and other requirements as may be agreed. Mr. Hess was granted an option to purchase 89,474 shares of the Company's common stock at $5.00 per share, the fair market value of a share of the Company's common stock on May 1, 1996. The options were granted pursuant to the Company's 1996 Stock Option Plan. Under the agreement Mr. Hess serves at will. In addition, Mr. Hess is entitled to the reimbursement of relocation expenses, temporary living expense, an automobile allowance and certain other fringe benefits. On June 20, 1999, the Company and Mr. Hess amended the Employment Agreement such that in the event of termination of his employment by the Company prior to June 17, 2002, for any reason other than cause or other than upon resignation, Mr. Hess is entitled to continued salary at the minimum base salary provided above for that number of months which remain between the date of termination and June 17, 2002, but not less than six.

CONSULTING AGREEMENT BETWEEN MR. HESS AND TREE TOP, INC.

         As part of the Company's asset sale of its apple product lines to Tree Top, Inc., Mr. Hess entered into a three-year consulting and non-competition agreement with Tree Top as of June 17, 1999. The consulting agreement provides for payments to Mr. Hess in the amount of $833 per month in return for consulting and advisory services concerning the product lines sold to Tree Top. It is estimated that Mr. Hess' consulting services will average 5 hours per month, and in no event will exceed 10 hours per month. During the term of the agreement, Mr. Hess has agreed not to directly or indirectly, own, manage, control, participate in, perform services for or otherwise carry on a business competitive with the apple product lines anywhere in the world.

COMPENSATION AND RETIREMENT PLAN COMMITTEE REPORT

         This report is provided by the Compensation and Retirement Plan Committee of the Board of Directors (the "Committee") to assist stockholders in understanding the Committee's objectives and procedures in establishing the compensation of Vacu-dry Company's Chief Executive Officer and other executive officers. The Committee, made up of non-employee Directors, is responsible for establishing and administering the Company's executive compensation program. None of the members of the Committee is eligible to receive awards under the Company's incentive compensation programs.

         Vacu-dry's executive compensation program is designed to motivate, reward, and retain the management talent needed to achieve its business objectives and maintain its competitiveness in the food processing industry. It does this by utilizing competitive base salaries that recognize a philosophy of career continuity and by rewarding exceptional performance and accomplishments that contribute to the Company's success.

COMPENSATION PHILOSOPHY AND OBJECTIVE

         The philosophical basis of the compensation program is to pay for performance and the level of responsibility of an individual's position. The Committee finds greatest value in executives who possess the ability to implement the Company's business plans as well as to react to unanticipated external factors that can have a significant impact on corporate performance. Compensation decisions for all executives, including the Named Executive Officers, are based on the same criteria. These include quantitative factors that reflect improvements in the Company's short and long-term financial performance, as well as qualitative factors which reflect the strength of the Company over the long term, such as demonstrated leadership skills and the ability to deal quickly and effectively with difficulties which sometimes arise.

         The Committee believes that compensation of Vacu-dry's key executives should:

1.     Link rewards to business results and stockholder returns;

2. Encourage creation of stockholder value and achievement of strategic objectives;

3. Maintain an appropriate balance between base salary and short-and long-term incentive opportunity;

4. Attract and retain, on a long-term basis, highly qualified executive personnel; and

5. Provide total compensation opportunity that is competitive with that provided by competitors in the food processing industry, taking into account relative company size and performance as well as individual responsibilities and performance.

KEY ELEMENTS OF EXECUTIVE COMPENSATION

Vacu-dry's executive compensation program consists of three elements: Base Salary, Short-Term Incentives and Long-Term Incentives. Payout of short-term incentives depends on corporate performance. Payout of the long-term incentives depends on performance of Vacu-dry stock.

         BASE SALARY. A competitive base salary is crucial to support the philosophy of management development and career orientation of executives. Salaries are targeted to pay level with the Company's competitors and companies having similar capitalization, revenues, etc. Executive salaries are reviewed annually. Assessment of an individual's relative performance is made annually based on a number of quantitative factors such as stock price, earnings and revenues, as well as qualitative factors which include initiative, business judgment, technical expertise, and management skills. In 1995, the Company implemented a salary freeze in response to reduced sales and profits which lasted until fiscal 1997.

         SHORT-TERM INCENTIVE. Short-term awards to executives are made in cash to recognize contributions to the Company's business during the past year. The Company maintains a Bonus Plan as an incentive for executive officers of the Company. The bonus an executive receives is dependent on individual performance and level of responsibility.

         LONG-TERM INCENTIVE. Long-term incentive awards provided by shareholder-approved compensation programs are designed to develop and maintain strong management through share appreciation awards. The Company's 1985 Stock Appreciation Rights Plan creates incentives for executives and other key employees by providing them with an opportunity to indirectly participate in the appreciation in the market value of the Company's common stock.

In 1993, the directors approved the adoption of the 1994 Employee Stock Purchase Plan (the "Plan"). All employees, including executive officers, may purchase shares of the Company's Common Stock at a discount of 85% of the market value on the first or last business day of the quarterly offering period, whichever is lower. The plan became effective January 1, 1994.

1999 CHIEF EXECUTIVE OFFICER COMPENSATION

       Mr. Hess' base salary for fiscal 1999 was $178,670. Mr. Hess earned no bonuses during the fiscal year ending June 30, 1999. Mr. Hess received a total of $11,640 as a contribution to the Company's 401(k) plan and Profit Sharing Plan. The Committee believes Mr. Hess' total compensation package is appropriate for Mr. Hess' level of responsibility and is well within competitive practice. The Committee also believes the compensation is appropriate to the Company's financial performance during the year.

Compensation Committee:
Craig R. Stapleton, Chairman
Edward Koplovsky
Fredric Selinger

SHARE INVESTMENT PERFORMANCE

         The following graphs compare the total return performance of the Company for the periods indicated with the performance of the NASDAQ Market Index and the performance of a Peer Index comprised of companies having the same Standard Industrial Classification ("SIC") number as the Company. The Company's shares are traded over-the-counter on the NASDAQ National Market under the symbol "VDRY". The Peer Index includes the publicly traded stocks of Ampal
American Israel Corp., Chiquita Brands International Inc., H.J. Heinz Co., Odwalla Inc., Seneca Foods Corp. Class B, J.M. Smucker Co. Class A, Unimark Group, Inc., and Vacu-dry Company. Prior years' Peer Index included Stokely USA, Inc. In January, 1998, Chiquita Brands International, Inc. acquired by merger Stokely USA, Inc., which ceased trading on the NASDAQ National Market. Consequently, the Company substituted Chiquita Brands International, Inc. into its Peer Index in place of Stokely USA, Inc. beginning in the fiscal year ended June 30, 1998. The NASDAQ Index includes only shares of companies traded on the NASDAQ National Market System or over-the-counter, which have been publicly traded continuously since June 30, 1992. The total return indices reflect reinvested dividends and are weighted on a market capitalization basis at the time of each reported data point.

         PERFORMANCE GRAPH


                                [GRAPHIC]

Year (June 30)             1994      1995      1996     1997      1998     1999
--------------             -----     -----     ----     ----      ----     ----

Vacu-dry Company           100        51        58       49         82     107

NASDAQ Stock Market        100       133       171      208        274     393

Peer Index                 100       141       149      221        272     246

                         INDEPENDENT PUBLIC ACCOUNTANTS

         The Company's independent certified public accountants are chosen by the Board of Directors based on the recommendation of its audit committee. The independent certified public accountants for the Company's fiscal year ended
June 30, 1999, were Arthur Andersen LLP. Arthur Andersen LLP has been recommended by the audit committee and selected by the Board for the current fiscal year. Representatives of that firm will be present at the Annual Meeting, and will have the opportunity to make a statement and to respond to appropriate questions.

                     AVAILABILITY OF ADDITIONAL INFORMATION

         The Company's Annual Report to Shareholders is being mailed with the Proxy Statement to Shareholders who were holders of record on October 27, 1999.

                    OTHER MATTERS AND SHAREHOLDERS' PROPOSALS

         The Board of Directors presently knows of no other matter that may come before the Annual Meeting. If any other matters should properly come before the Meeting, however, the Board's proxy holders intend to vote on such matters in accordance with their best judgment.

                                           By Order of the Board of Directors,


                                           William Burgess
                                           Secretary

Dated: October 31, 1999

APPENDIX A

                                VACU-DRY COMPANY
                             1996 STOCK OPTION PLAN

                                  (as amended)

       1. PURPOSE AND SCOPE. The purposes of this Plan are to induce persons of outstanding ability and potential to join and remain with Vacu-dry Company (the "Company"), to provide an incentive for such employees as well as for non-employee consultants to expand and improve the profits and prosperity of the Company by enabling such persons to acquire proprietary interests in the Company, and to attract and retain key personnel through the grant of Options to purchase shares of the Company's common stock. Unless otherwise stated herein, the term "Option" includes both Incentive Stock Options and Non-qualified Stock Options.

       2. DEFINITIONS. Each term set forth in this Section 2 shall have the meaning set forth opposite such term for purposes of this Plan unless the context otherwise requires, and for the purposes of such definitions, the singular shall include the plural and the plural shall include the singular:

            (a) "Affiliate" shall mean any parent corporation or subsidiary corporation of the Company as those terms are defined in Sections 424(e) and (f) respectively of the Internal Revenue Code of 1986, as amended.

            (b)   "Board" shall mean the Board of Directors of the Company.

            (c) "Committee" shall have the meaning set forth in Section 3 hereof.

            (d)   "Company"   shall  mean   Vacu-dry   Company,   a   California
corporation.

            (e) "Code" shall mean the Internal Revenue Code of 1986, as amended.

            (f) "Fair Market Value" for a share of Stock means the price that the Board or the Committee acting in good faith determines, through any reasonable valuation method (including but not limited to reference to prices existing in any established market in which the Stock is traded), to be the price at which a share of Stock might change hands between a willing buyer and a willing seller, neither being under any compulsion to buy or to sell and both having reasonable knowledge of the relevant facts.

            (g) "Option" shall mean a right to purchase Stock granted pursuant to the Plan.

            (h) "Option Price" shall mean the purchase price for Stock under an Option, as determined in Sections 7 - "Incentive Stock Options" - and 8 - "Non-Incentive Stock Options" - below.

            (i)   "Participant"   shall  mean  an   employee   or   non-employee
consultant to the Company to whom an Option is granted under the Plan.

            (j)   "Plan"  shall mean this  Vacu-dry  Company  1996 Stock  Option
Plan.

            (k) "Stock" shall mean the no par value common stock of the Company.

            (l) "1934 Act" means the Securities Exchange Act of 1934, as amended.

       3. ADMINISTRATION. The Plan shall be administered (i) with respect to individuals who receive options under the Plan and who are or become subject to the reporting requirements and short-swing liability provision of Section 16 of the Securities Exchange Act of 1934, as amended (the "1934 Act") ("Reporting
Persons") by a committee consisting of at least two members of the Board of Directors of the Company (the

"Board"), each of whom is a non-employee director (as such term is defined under Rule 16b-3 of the 1934 Act) (the "Reporting Persons Committee") and (ii) with respect to all individuals who receive Options under the Plan and who are not Reporting Persons, by a committee which consists of at least two members of the Board ("Stock Option Committee"). For purposes of this Plan, references to the "Committee" shall mean the Reporting Persons Committee, the Stock Option Committee, or both, as the context may require. The Committee shall have full authority in its discretion, subject to and not inconsistent with the express provisions of the Plan, to grant Options, to determine the Option Price and term of each Option, the persons to whom, and the time or times at which, Options shall be granted and the number of shares of Stock to be covered by each Option; to interpret the Plan; to prescribe, amend, and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the option agreements (which need not be identical) entered into in connection with the grant of Options under the Plan; to unilaterally modify outstanding Options in any respect that is not adverse to the Participants, including the right to accelerate the exercisability of Options, and to waive minor conditions and requirements; and to make all other determinations deemed necessary or advisable for the administration of the Plan. The Board may delegate to one or more of their members, or to one or more agents, such administrative duties as it may deem advisable, and the Board or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Board or such person may have under the Plan. The Board may employ attorneys, consultants, accountants, or other persons, and the Board shall be entitled to rely upon the advice, opinions, or valuations of such persons. All actions taken and all interpretations and determinations made by the Board in good faith shall be final and binding upon all Participants, the Company, and all other interested persons. No member of the Board shall be personally liable for any action, determination, or interpretation made in good faith with respect to the Plan; and all members of the Board shall be fully protected by the Company in respect of any such action, determination, or interpretation.

       4. SHARES SUBJECT TO THE PLAN. Subject to adjustment under the provisions of Section 14 - "Effect of Change in Stock Subject to Plan" - of the Plan, the maximum number of shares of Stock that may be optioned or sold under the Plan is Two Hundred Seventy Five Thousand (275,000). Such shares may be authorized but unissued shares of Stock of the Company, or issued shares of Stock reacquired by the Company, or shares purchased in the open market expressly for use under the Plan. If for any reason any shares of Stock as to which an Option has been granted cease to be subject to purchase thereunder, then (unless the Plan shall have been terminated) such shares shall become available for subsequent awards under this Plan in the discretion of the Board. The Company shall, at all times while the Plan is in force, reserve such number of common shares as will be sufficient to satisfy the requirements of all outstanding Options granted under the Plan.

       5.   ELIGIBILITY; FACTORS TO BE CONSIDERED IN GRANTING OPTIONS.

            (a) Incentive Stock Options may be granted to any regular full-time employee (including officers and directors) of either the Company or any Affiliate of the Company.

            (b) Non-qualified Stock Options may be granted to: (i) any regular full-time employee (including officers and directors) of either the Company or any Affiliate of the Company; and (ii) any non-employee consultant of the Company, provided that bona fide services shall be rendered by such consultants and such services must not be in connection with the offer or sale of securities in a capital-raising transaction.

            (c) In determining to whom options shall be granted and the number of shares of Stock to be covered by each Option, the Board shall take into account the nature of the participants' duties, their present and potential contributions to the success of the Company, and such other factors as it shall deem relevant in connection with accomplishing the purposes of the Plan. The Board shall also determine the time(s) of grant, the type and term of Option granted, and the time(s) of exercise, in whole or part. A Participant who has been granted an Option under the Plan may be granted new Options, which may be in addition to prior Options granted under the Plan or may be in exchange for the surrender and cancellation of prior Options having a higher or lower option price and containing such other terms as the Board may deem appropriate.

       6.   TERMS AND CONDITIONS OF OPTIONS.

            (a)   GENERAL.  Options  granted  pursuant  to  the  Plan  shall  be authorized by the Board and shall be evidenced by agreements ("Option Agreements") in such form as the Board from time to time shall approve. Such Option Agreements shall comply with and be subject to the following general terms and conditions, and shall also comply with and be subject to the provisions of Section 7 relating to Incentive Stock Options or Section 8 relating to Non-qualified Stock Options, as applicable, as well as such other terms and conditions as set forth in this Plan and as the Board may deem desirable, not inconsistent with the Plan.

            (b) EMPLOYMENT AGREEMENT. The Committee may, in its discretion, include in any Option granted under the Plan a condition that the Participant shall agree to remain in the employ of, and/or to render services to, the Company for a period of time (specified in the Option Agreement) following the date the Option is granted. No such Option Agreement shall impose upon the Company any obligation to employ and/or retain the Participant for any period of time.

            (c) MANNER OF EXERCISE. A Participant may exercise an Option by giving written notice of such exercise to the Company at its principal office, attention to the Secretary, and paying the Option Price either (i) in cash in full at the time of exercise, or (ii) in the discretion of the Board:

                  (i) by delivery of other previously outstanding common stock of the Company,

                  (ii) by an approved deferred payment schedule or other arrangement, which arrangement shall be contained in writing in the Option Agreement, in which event an interest rate will be stated which is not less than the rate then specified which will prevent any imputation of higher interest under Section 483 of the Code, or

                  (iii) any other form of legal consideration acceptable to the Committee at the time of grant or exercise.

            (d) TIME OF EXERCISE. Promptly after the exercise of an Option and the payment of the Option Price, either in full or pursuant to the approved payment schedule, the Participant shall be entitled to the issuance of a stock certificate evidencing ownership of the appropriate number of shares of Stock. A Participant shall have none of the rights of a shareholder until shares are issued to him/her, and no adjustment will be made for dividends or other rights for which the record date has occurred prior to the date such stock certificate is issued.

            (e) NUMBER OF SHARES. Each Option shall state the total number of shares of Stock to which it pertains.

            (f) OPTION PERIOD, VESTING, AND LIMITATIONS ON EXERCISE. The Board may, in its discretion, provide that an Option may not be exercised in whole or part for any period(s) of time specified in the Option Agreement.

       7. INCENTIVE STOCK OPTIONS. The Board may grant Incentive Stock Options ("ISOs") which meet the requirements of Section 422 of the Code, as amended from time to time.

            (a) ISOs may be granted only to employees of the Company or its Affiliates.

            (b) Each ISO granted under the Plan must be granted within 10 years from the date the Plan is adopted or is approved by the shareholders of the Company, whichever is earlier.

            (c) The purchase price shall not be less than the Fair Market Value of the common shares at the time of grant, except that the purchase price shall be 110% of the Fair Market Value at such time in the case of any person who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its Affiliates at the time of grant.

            (d) No ISO granted under the Plan shall be exercisable more than 10 years from the date of grant, except that in the case of any person who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its Affiliates at the time of grant, no ISO shall be exercisable more than five years from the date of grant.

            (e) To the extent that the aggregate Fair Market Value of Stock (determined at the time of grant) with respect to which ISOs are exercisable for the first time by any individual during any calendar year under all plans of the Company and its subsidiaries exceeds $100,000, such Options shall be treated as non-qualified stock Options, but only to the extent of such excess. Should it be determined that an entire Option or any portion thereof does not qualify for treatment as an ISO by reason of exceeding such maximum, or for any other reason, such Option or portion shall be considered a non-qualified stock Option.

       8. NON-QUALIFIED STOCK OPTIONS. The Board may grant Non-qualified Stock Options ("NSOs") under the Plan in addition to or in lieu of Incentive Stock Options. NSOs are not intended to meet the requirements of Section 422 of the Code, and shall be subject to the following terms and conditions:

            (a)   NSOs may be granted to any eligible Participant.

            (b) The purchase price of the shares shall be determined by the Board in its absolute discretion, but in no event shall such purchase price be less than 85% of the Fair Market Value of the shares at the time of grant. In the case of any person who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its Affiliates at the time of grant, the price shall be 110% of the Fair Market Value, determined at the time of grant.

            (c) NSOs shall not be exercisable more than ten years from the date of grant.

       9. TRANSFERABILITY. Options granted under this Plan shall not be transferable other than by will or by the laws of descent and distribution, and during a Participant's life shall be exercisable only by such Participant. Options granted under this Plan shall not be subject to execution, attachment or other process. In the event of (i) any attempt by a Participant to alienate, assign, pledge, hypothecate or otherwise dispose of an Option granted pursuant to the Plan, except as provided for herein; or (ii) the levy of any attachment, execution or similar process upon the rights or interest hereby conferred, the Company may terminate the Option by notice to the Participant and it shall thereupon become null and void.

       10. TERMINATION OF EMPLOYMENT. Options held by employees, including directors, shall terminate three months after termination of employment with the Company or Affiliate, unless:

            (a) If termination is due to employee's permanent and total disability within the meaning of Section 22(e)(3) of the Code, the Option may be exercised at any time within one year following termination.

            (b) The Option Agreement by its terms specifies whether it shall terminate later than three (3) months after termination of employment. If the Option may be exercised later than three months following termination, any portion exercised beyond three months shall be a non-qualified stock option. This paragraph shall not be construed to extend the term of any Option nor to permit anyone to exercise the Option after expiration of its term.

            (c) Options granted under this Plan shall not be affected by any change of duties or position of the Participant so long as Participant continues to be a regular, full-time employee of the Company. Any Option, or any rules and regulations relating to the Plan, may contain such provisions as the Board shall approve with reference to the determination of the date employment terminates. Nothing in the Plan or in any

Option granted pursuant to the Plan shall confer upon any Participant any right to continue in the employ of the Company or shall interfere in any way with the right of the Company to terminate such employment at its will at any time.

            (d) Notwithstanding any other provisions set forth in this Section 10 or in the Plan, if the Participant shall: (i) commit any act of malfeasance or wrongdoing affecting the Company or any Affiliate; (ii) breach any covenant not to compete, or employment contract, with the Company or any Affiliate; or
(iii) engage in any conduct that would warrant the Participant's discharge for cause (excluding general dissatisfaction with the performance of the Participant's duties, but including any act of disloyalty or any conduct clearly tending to bring discredit upon the Company or any Affiliate), any unexercised portion of the Option shall immediately terminate and be void.

       11. RIGHTS IN THE EVENT OF DEATH. If an employee dies during the term of this Option, his/her legal representative or representatives, or the person or persons entitled to do so under the employee's last will and testament or under applicable intestate laws, shall have the right to exercise this Option, but only for the number of shares as to which the employee was entitled to exercise this Option on the date of his death, and such right shall expire and this Option shall terminate twelve (12) months after the date of Grantee's death or on the expiration date of this Option, whichever date is sooner. In all other respects, this option shall terminate upon such death.

       12. LEAVES OF ABSENCE. For purposes of the Plan, an employee on approved leave of absence from the Company shall be considered as currently employed for 90 days following beginning the leave or for so long as his/her right to reemployment is guaranteed by statute or contract, whichever is longer.

       13. EFFECT OF CHANGE IN STOCK SUBJECT TO PLAN. In the event that outstanding common shares are hereafter changed by reason of reorganization, consolidation, recapitalization, reclassification, stock split, combination of shares, stock dividends and the like, the Board shall make adjustments as it deems appropriate in the number and/or kind of shares or securities for which Options may thereafter be granted under the Plan and for which Options then outstanding under this Plan may thereafter be exercised. Any such adjustment in outstanding Options shall be made without changing the aggregate exercise price applicable to the unexercised portions of such Options. Such adjustments shall be made by or under authority of the Company's Board whose determinations as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive.

       14. CORPORATE REORGANIZATIONS. Following the merger of one or more corporations into the Company, or any consolidation of the Company and one or more corporations in which the Company is the surviving corporation, the exercise of Options under this Plan shall apply to the surviving corporation.

       Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company as a result of which the outstanding securities of the class then subject to Options hereunder are changed into or exchanged for cash or property or securities not of the Company's issue, or upon a sale of substantially all of the property of the Company to, or the acquisition of stock representing more than eighty percent (80%) of the voting power of the stock of the Company then outstanding by another corporation or person, the Plan shall terminate, and all Options theretofore granted hereunder shall terminate, unless provision be made in writing in connection with such transaction for the continuance of the Plan and/or for the assumption of Options theretofore granted, or the substitution for such Options of Options covering the stock of a successor employer corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices, in which event the Plan and Options theretofore granted shall continue in the manner and under the terms so provided. If the Plan and unexercised Options shall terminate pursuant to the foregoing sentence, all persons entitled to exercise any unexercised portions of Options then outstanding shall have the right, at such time prior to the consummation of the transaction causing such termination, as the Company shall designate, to exercise the unexercised portions of their Options, including the portions thereof which would, but for this paragraph entitled "Corporate Reorganizations," not yet be exercisable.

       15.  AGREEMENT AND REPRESENTATION OF EMPLOYEES.

            (a) ACQUIRING STOCK FOR INVESTMENT PURPOSES. As a condition to the exercise of any Option, the Company may require the person exercising such Option to represent and warrant at the time of such exercise that any shares of Stock acquired at exercise are being acquired only for investment and without any present intention to sell or distribute such shares if, in the opinion of Company's counsel, such representation is required or desirable under the Securities Act of 1933 or any other applicable law, regulation, or rule of any governmental agency.

            (b) WITHHOLDING. With respect to the exercise of any Option granted under this Plan, each Participant shall fully and completely consent to whatever the Board directs to satisfy the federal and state tax withholding requirements, if any, which the Board in its discretion deems applicable to such exercise.

            (c) DELIVERY. The Company is not obligated to deliver any common shares until there has been qualification under or compliance with all state or federal laws, rules and regulations deemed appropriate by the Company. The Company will use all reasonable efforts to obtain such qualification and compliance.

       16. FINANCIAL ASSISTANCE. The Company is vested with authority under the Plan to assist, within the Company's discretion, any employee to whom an Option is granted hereunder (including any director or officer of the Company or any of its Affiliates who is also an employee) in the payment of the purchase price payable on exercise of that Option by lending the amount of such purchase price to such employee on such terms and at such rates of interest and upon such security (or unsecured) as shall have been authorized by or under authority of the Board.

       17. AMENDMENT AND TERMINATION OF PLAN. The Board, by resolution, may terminate, amend, or revise the Plan with respect to any shares as to which Options have not been granted; provided however, that any amendment that would:
(i) materially increase the benefits accruing to Participants; or (ii) materially modify the requirements as to eligibility for participation in the Plan, shall be subject to shareholder approval within 12 months before or after adoption. It is expressly contemplated that the Board may amend the Plan in any respect necessary to provide employees with the maximum benefits available under and/or to satisfy the requirements of or amendments to Section 422 of the Code.

       No termination, modification or amendment of the Plan may however, alter or impair the rights conferred by an Option previously granted in any respect that is adverse to the Participant without the consent of the Participant to whom the Option was previously granted.

       Unless sooner terminated, the Plan shall remain in effect for a period of ten years from the date of the Plan's adoption by the Board.

       18. USE OF PROCEEDS. The proceeds from the sale of shares pursuant to Options granted under the Plan shall constitute general funds of the Company.

       19. EFFECTIVE DATE OF PLAN. The Effective Date of the Plan is March 15, 1996, the date it was adopted by the Board. The Effective Date of this restatement and amendment is February 11, 1999.

       20. INDEMNIFICATION OF COMMITTEE. In addition to such other rights of indemnification as they may have and subject to limitations of applicable law, the members of the Committee shall be indemnified by the Company against all costs and expenses reasonably incurred by them in connection with any action, suit or proceeding to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any rights granted thereunder and against all amounts paid to them in settlement thereof or paid by them in satisfaction of a judgment of any such action, suit or proceeding, the Board or Committee member or members shall notify the Company in writing, giving the Company an opportunity at its own cost to defend the same before such Committee member or members undertake to defend the same on their own behalf.

       21. INFORMATION REQUIREMENTS. The Company shall provide each Participant with annual financial statements.

       22. GOVERNING LAW. The Plan shall be governed by, and all questions arising hereunder, shall be determined in accordance with the laws of State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within California.


       Date of Board Adoption: April 15, 1996
       Date of Shareholder Approval: October 30, 1996
       Date of Board Adoption of Restatement and Amendment: February 11, 1999

                                VACU-DRY COMPANY
                         100 Stony Point Road, Suite 200
                          Santa Rosa, California 95401

                                      PROXY

         This Proxy is solicited on behalf of the Board of Directors. The undersigned hereby appoints Gary L. Hess and Roger S. Mertz, or either of them, with full power of substitution, as Proxies of the undersigned to attend the Annual Meeting of Shareholders of Vacu-dry Company to be held on Wednesday, November 17, 1999, and any adjournment thereof, and to vote the number of shares the undersigned would be entitled to vote if personally present as indicated below.

1. Proposal to amend Article ONE of the Company's Articles of Incorporation to change the name of the Company to SonomaWest Holdings, Inc.

      [ ] FOR approving the amendment       [ ] AGAINST approving the amendment
          to the Articles                       to the Articles

2. Proposal to amend Article TWO of the Company's Articles of Incorporation to broaden the Company's corporate purpose.

      [ ] FOR approving the amendment       [ ] AGAINST approving the amendment
          to the Articles                       to the Articles

3. Proposal to amend Section 2.2 of the Company's By-Laws to change the number of directors.

      [ ] FOR approving the amendment       [ ] AGAINST approving the amendment
          to the By-Laws                         to the By-Laws

4.    Election of Directors.

      [ ] FOR all nominees listed below     [ ] WITHHOLD AUTHORITY
          (except as marked to the              to vote for all nominees
          contrary below)                       listed below

      (Instructions: To withhold authority to vote for any individual nominee strike a line through the nominee's name in the list below.)

          Gary L. Hess; Roger S. Mertz; Frederic Selinger; Craig R. Stapleton

5. Proposal to amend the Company's 1996 Stock Option Plan to increase the shares available for issuance under the Plan by an aggregate of 185,000 shares, to 275,000 shares.

      [] FOR approving the amendment        [ ] AGAINST approving the amendment
         to the Stock Option Plan               to the Stock Option Plan

6. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

      THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4 and 5.

      The undersigned hereby acknowledge receipt of (a) Notice of Annual Meeting of Shareholders to be held November 22, 1999, (b) the accompanying Proxy Statement, and (c) the annual report of the Company for the fiscal year ended June 30, 1999.

      Please sign exactly as shares are registered. When shares are held by joint tenants, both should sign. When signed as attorneys, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.



Dated: ______________________, 1999             _____________________________
                                                Signature

                                                ______________________________
                                                Signature (if held jointly)